UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2020

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The figures in the semiannual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Investments® Dividend and Income Fund, Inc. (“DDF” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Security type / sector allocations and top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of May 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	80.64%
Communication Services	8.89%
Consumer Discretionary	5.48%
Consumer Staples	6.76%
Energy	2.53%
Financials	11.30%
Healthcare	17.30%
Industrials	6.40%
Information Technology	12.32%
Materials	2.53%
REIT Hotel	0.47%
REIT Industrial	0.25%
REIT Manufactured Housing	0.34%
REIT Mortgage	0.36%
REIT Multifamily	2.62%
REIT Office	0.45%
REIT Self-Storage	0.24%
REIT Shopping Center	0.33%
Utilities	2.07%
Convertible Preferred Stock	1.33%
Convertible Bonds	5.01%
Capital Goods	0.13%
Communications	0.86%
Consumer Cyclical	0.24%
Consumer Non-Cyclical	0.82%
Electric	0.20%
Energy	0.74%
Financials	0.30%
Industrials	0.14%
REIT	0.18%
Technology	1.40%

Security type / sector	Percentage of net assets
Corporate Bonds	39.62%
Automotive	0.50%
Banking	2.03%
Basic Industry	5.21%
Capital Goods	2.60%
Communications	3.31%
Consumer Cyclical	1.18%
Consumer Non-Cyclical	3.01%
Energy	3.90%
Financials	1.00%
Healthcare	4.82%
Insurance	1.37%
Media	5.17%
Real Estate Investment Trusts	0.30%
Services	0.90%
Technology & Electronics	2.41%
Transportation	0.25%
Utilities	1.66%

Limited Partnership	0.00%

Loan Agreement	0.37%

Preferred Stock	0.43%

Short-Term Investments	10.27%

Total Value of Securities	137.67%

Borrowing Under Line of Credit	(38.53%)

Receivables and Other Assets Net of Liabilities	0.86%

Total Net Assets	100.00%

(continues)                                                     1

Security type / sector allocations and top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Lowe’s	2.89%
Dollar Tree	2.59%
DuPont de Nemours	2.53%
ConocoPhillips	2.53%
Broadcom	2.51%
Cisco Systems	2.43%
Walt Disney	2.39%
Comcast Class A	2.38%
CVS Health	2.36%
Marsh & McLennan	2.35%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 80.64%
Communication Services – 8.89%
AT&T	44,400	$1,370,184
Century Communications =†	500,000	0
Comcast Class A	40,448	1,601,741
Verizon Communications	24,400	1,400,072
Walt Disney	13,679	1,604,547

		5,976,544

Consumer Discretionary – 5.48%
Dollar Tree †	17,800	1,742,086
Lowe’s	14,900	1,942,215

		3,684,301

Consumer Staples – 6.76%
Archer-Daniels-Midland	40,100	1,576,331
Conagra Brands	43,563	1,515,557
Mondelez International Class A	27,900	1,454,148

		4,546,036

Energy – 2.53%
ConocoPhillips	40,279	1,698,968

		1,698,968

Financials – 11.30%
Allstate	14,300	1,398,683
American International Group	51,800	1,557,108
Bank of New York Mellon	42,100	1,564,857
Hercules Capital	7,218	80,408
Marsh & McLennan	14,900	1,578,208
Truist Financial	38,600	1,419,708

		7,598,972

Healthcare – 17.30%
Abbott Laboratories	14,900	1,414,308
Brookdale Senior Living †	343,155	1,255,947
Cardinal Health	27,800	1,520,382
Cigna	7,408	1,461,747
CVS Health	24,200	1,586,794
Johnson & Johnson	9,600	1,428,000
Merck & Co.	17,300	1,396,456
Pfizer	40,989	1,565,370

		11,629,004

Industrials – 6.40%
Caterpillar	11,503	1,381,855
Northrop Grumman	4,400	1,474,880
Raytheon Technologies	22,414	1,446,151

		4,302,886

	Number of shares	Value (US $)
Common Stock (continued)
Information Technology – 12.32%
Broadcom	5,800	$1,689,366
Cisco Systems	34,100	1,630,662
Cognizant Technology Solutions Class A	25,382	1,345,246
Intel	23,500	1,478,855
Microsoft	3,431	628,731
Oracle	28,000	1,505,560

		8,278,420

Materials – 2.53%
DuPont de Nemours	33,532	1,701,078

		1,701,078

REIT Hotel – 0.47%
MGM Growth Properties Class A	6,299	174,671
VICI Properties	7,348	144,168

		318,839

REIT Industrial – 0.25%
Prologis	1,822	166,713

		166,713

REIT Manufactured Housing – 0.34%
Sun Communities	1,689	231,714

		231,714

REIT Mortgage – 0.36%
Annaly Capital Management	38,832	239,205

		239,205

REIT Multifamily – 2.62%
Bluerock Residential Growth REIT	11,500	73,945
Equity Residential	19,857	1,202,540
Essential Properties Realty Trust	16,360	223,150
Grainger	14,052	49,807
Invitation Homes	4,300	113,090
NexPoint Residential Trust	3,000	95,940

		1,758,472

REIT Office – 0.45%
Alpine Income Property Trust	7,339	90,783
Postal Realty Trust Class A	12,497	211,574

		302,357

REIT Self-Storage – 0.24%
National Storage Affiliates Trust	5,361	160,884

		160,884

(continues)                                             3

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of shares	Value (US $)

Common Stock (continued)

REIT Shopping Center – 0.33%
Brixmor Property Group	12,308	$137,357
First Capital Real Estate Investment Trust	5,504	52,328
SITE Centers	5,722	32,444

		222,129

Utilities – 2.07%
Edison International	23,900	1,388,829

		1,388,829

Total Common Stock (cost $48,934,819)		54,205,351

Convertible Preferred Stock – 1.33%

2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	85	92,038
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	2,953	120,020
Bank of America 7.25% exercise price $50.00 y	96	130,992
El Paso Energy Capital Trust I 4.75% exercise price
$34.49, maturity date 3/31/28	4,121	191,915
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	2,344	89,142
Lyondellbasell Advanced
Polymers 6.00% exercise price $52.33 y	199	205,467
QTS Realty Trust 6.50% exercise price $46.86 y	420	64,042

Total Convertible Preferred Stock (cost $808,337)		893,616

	Principal amount°

Convertible Bonds – 5.01%

Capital Goods – 0.13%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	51,000	88,353

		88,353

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Communications – 0.86%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	181,000	$156,452
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	146,000	216,064
InterDigital 144A 2.00% exercise price $81.29, maturity date 6/1/24 #	126,000	125,262
Liberty Media 2.25% exercise price $33.85, maturity date 9/30/46	170,000	82,195

		579,973

Consumer Cyclical – 0.24%
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	75,000	74,137
Team 5.00% exercise price $21.70, maturity date 8/1/23	145,000	88,496

		162,633

Consumer Non-Cyclical – 0.82%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	105,000	118,163
Chefs’ Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	98,000	75,488
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	10,000	11,528
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	60,000	60,874
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	98,000	93,306
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	177,000	138,601
Tricida 144A 3.50% exercise price $33.23, maturity date 5/15/27 #	50,000	50,464

		548,424

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Electric – 0.20%
NRG Energy 2.75% exercise price $47.74, maturity date 6/1/48	128,000	$131,819

		131,819

Energy – 0.74%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	259,000	160,393
Helix Energy Solutions Group 4.25% exercise price
$13.89, maturity date 5/1/22	218,000	177,979
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	172,000	158,892

		497,264

Financials – 0.30%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	36,000	48,072
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	154,000	155,769

		203,841

Industrials – 0.14%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	99,000	92,448
		92,448
REIT – 0.18%
Blackstone Mortgage Trust 4.75% exercise price
$36.23, maturity date 3/15/23	134,000	122,526

		122,526

Technology – 1.40%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	169,000	149,138
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	103,000	110,298
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	87,000	75,847
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	49,000	54,445

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Technology (continued)
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	163,000	$145,787
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	127,000	114,148
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	129,000	99,551
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	49,000	53,490
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	140,000	140,103

		942,807

Total Convertible Bonds (cost $3,512,902)		3,370,088

Corporate Bonds – 39.62%

Automotive – 0.50%
Allison Transmission 144A 5.875% 6/1/29 #	330,000	334,259

		334,259

Banking – 2.03%
Ally Financial 5.75% 11/20/25	435,000	453,759
Credit Suisse Group 144A 6.25% #µy	200,000	210,080
Popular 6.125% 9/14/23	280,000	283,121
Royal Bank of Scotland Group 8.625% µy	400,000	416,232

		1,363,192

Basic Industry – 5.21%
BMC East 144A 5.50% 10/1/24 #	125,000	125,768
Boise Cascade 144A 5.625% 9/1/24 #	275,000	280,815
FMG Resources August 2006
144A 4.75% 5/15/22 #	105,000	106,866
144A 5.125% 5/15/24 #	180,000	186,319
Freeport-McMoRan
4.55% 11/14/24	170,000	173,418
5.45% 3/15/43	185,000	183,435
HD Supply 144A 5.375% 10/15/26 #	170,000	176,444
Hudbay Minerals 144A 7.625% 1/15/25 #	115,000	104,845

(continues)                                             5

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	110,000	$110,343
Koppers 144A 6.00% 2/15/25 #	215,000	198,469
Lennar
4.50% 4/30/24	195,000	205,804
4.75% 5/30/25	95,000	101,660
5.875% 11/15/24	80,000	86,892
NOVA Chemicals 144A 5.00% 5/1/25 #	130,000	115,389
Olin
5.00% 2/1/30	175,000	150,905
5.125% 9/15/27	195,000	174,116
PolyOne 144A 5.75% 5/15/25 #	88,000	92,418
PulteGroup 5.00% 1/15/27	100,000	106,291
Standard Industries
144A 4.75% 1/15/28 #	335,000	338,167
144A 6.00% 10/15/25 #	50,000	52,031
Steel Dynamics 5.00% 12/15/26	280,000	291,147
Univar Solutions USA 144A 5.125% 12/1/27 #	140,000	142,074

		3,503,616

Capital Goods – 2.60%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	240,000	247,728
Ashtead Capital 144A 5.25% 8/1/26 #	530,000	555,173
Bombardier 144A 6.00% 10/15/22 #	325,000	210,641
Crown Americas 4.75% 2/1/26	285,000	297,167
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	310,000	308,641
TransDigm 144A 6.25% 3/15/26 #	125,000	128,105

		1,747,455

Communications – 3.31%
Altice France 144A 7.375% 5/1/26 #	420,000	444,072
Level 3 Financing 144A 3.875% 11/15/29 #	267,000	273,879
SBA Communications 4.875% 9/1/24	345,000	356,747
Sprint 7.125% 6/15/24	190,000	215,917

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Communications (continued)
Sprint
7.625% 3/1/26	10,000	$11,973
7.875% 9/15/23	103,000	117,173
Sprint Communications 7.00% 8/15/20	136,000	137,216
T-Mobile USA 6.50% 1/15/26	305,000	322,573
Zayo Group Holdings 144A 4.00% 3/1/27 #	350,000	345,571

		2,225,121

Consumer Cyclical – 1.18%
KAR Auction Services 144A 5.125% 6/1/25 #	95,000	90,002
MGM Resorts International 5.75% 6/15/25	31,000	31,019
Scientific Games International 144A 8.25% 3/15/26 #	137,000	126,062
William Carter 144A 5.625% 3/15/27 #	160,000	163,903
Yum! Brands 144A 4.75% 1/15/30 #	370,000	384,406

		795,392

Consumer Non-Cyclical – 3.01%
Aramark Services 144A 5.00% 2/1/28 #	345,000	340,624
Cott Holdings 144A 5.50% 4/1/25 #	260,000	262,898
JBS USA LUX
144A 5.75% 6/15/25 #	170,000	174,675
144A 6.50% 4/15/29 #	160,000	174,370
144A 6.75% 2/15/28 #	20,000	21,693
Pilgrim’s Pride
144A 5.75% 3/15/25 #	315,000	322,908
144A 5.875% 9/30/27 #	65,000	67,750
Post Holdings
144A 5.00% 8/15/26 #	100,000	102,731
144A 5.625% 1/15/28 #	180,000	188,967
144A 5.75% 3/1/27 #	170,000	177,719
US Foods 144A 6.25% 4/15/25 #	180,000	187,425

		2,021,760

Energy – 3.90%
Cheniere Corpus Christi Holdings
5.125% 6/30/27	40,000	43,440
5.875% 3/31/25	80,000	88,245
7.00% 6/30/24	200,000	222,759

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Cheniere Energy Partners 5.25% 10/1/25	175,000	$177,294
Crestwood Midstream Partners 6.25% 4/1/23	225,000	214,899
Energy Transfer Operating 5.50% 6/1/27	115,000	124,772
Genesis Energy 6.50% 10/1/25	40,000	36,325
Hilcorp Energy I 144A 5.00% 12/1/24 #	97,000	85,714
Murphy Oil 5.875% 12/1/27	225,000	209,602
Murphy Oil USA 5.625% 5/1/27	415,000	434,115
Newfield Exploration 5.375% 1/1/26	275,000	244,308
NuStar Logistics 5.625% 4/28/27	160,000	151,970
Precision Drilling 144A 7.125% 1/15/26 #	40,000	20,142
Southwestern Energy 7.75% 10/1/27	220,000	205,844
Targa Resources Partners 5.375% 2/1/27	300,000	298,819
Transocean Proteus 144A 6.25% 12/1/24 #	63,000	60,795

		2,619,043

Financials – 1.00%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	200,000	149,350
DAE Funding 144A 5.75% 11/15/23 #	93,000	82,411
E*TRADE Financial 5.875% µy	425,000	437,450

		669,211

Healthcare – 4.82%
Bausch Health 144A 5.50% 11/1/25 #	465,000	481,566
Centene
3.375% 2/15/30	245,000	247,098
4.625% 12/15/29	165,000	178,390
Charles River Laboratories International
144A 4.25% 5/1/28 #	140,000	141,506
144A 5.50% 4/1/26 #	330,000	345,541
CHS 144A 6.625% 2/15/25 #	140,000	135,537
Encompass Health
5.75% 11/1/24	173,000	174,483
5.75% 9/15/25	120,000	123,437

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)
HCA
5.375% 2/1/25	405,000	$445,619
5.875% 2/15/26	165,000	185,088
7.58% 9/15/25	80,000	90,800
Hill-Rom Holdings 144A 5.00% 2/15/25 #	180,000	185,606
Hologic 144A 4.625% 2/1/28 #	160,000	166,170
Tenet Healthcare
5.125% 5/1/25	175,000	178,137
8.125% 4/1/22	155,000	162,320

		3,241,298

Insurance – 1.37%
Centene 144A 5.375% 8/15/26 #	275,000	291,803
HUB International 144A 7.00% 5/1/26 #	315,000	324,521
USI 144A 6.875% 5/1/25 #	295,000	303,173

		919,497

Media – 5.17%
AMC Networks 4.75% 8/1/25	370,000	373,739
CCO Holdings
144A 4.50% 8/15/30 #	175,000	181,973
144A 5.125% 5/1/27 #	120,000	126,280
144A 5.375% 6/1/29 #	170,000	183,569
144A 5.875% 5/1/27 #	190,000	199,577
CSC Holdings 6.75% 11/15/21	230,000	242,959
144A 7.75% 7/15/25 #	200,000	209,122
Gray Television 144A 5.875% 7/15/26 #	290,000	300,096
144A 7.00% 5/15/27 #	55,000	58,221
Lamar Media 5.75% 2/1/26	167,000	174,275
Netflix 5.875% 11/15/28	365,000	416,168
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	182,118
Sirius XM Radio
144A 5.00% 8/1/27 #	395,000	413,689
144A 5.375% 4/15/25 #	205,000	210,891
VTR Finance 144A 6.875% 1/15/24 #	200,000	205,142

		3,477,819

Real Estate Investment Trusts – 0.30%
GLP Capital 5.375% 4/15/26	110,000	110,255

(continues)                                             7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership 5.75% 2/1/27	85,000	$89,290

		199,545

Services – 0.90%
Covanta Holding 5.875% 7/1/25	210,000	208,185
Prime Security Services Borrower 144A 5.75% 4/15/26 #	220,000	227,115
Service Corp. International 4.625% 12/15/27	159,000	167,778

		603,078

Technology & Electronics – 2.41%
CDK Global
5.00% 10/15/24	175,000	186,482
5.875% 6/15/26	236,000	248,936
CDW Finance 5.00% 9/1/25	95,000	98,462
CommScope Technologies 144A 5.00% 3/15/27 #	100,000	91,815
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	246,000	250,352
RP Crown Parent 144A 7.375% 10/15/24 #	20,000	19,923
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	210,963
SS&C Technologies 144A 5.50% 9/30/27 #	490,000	515,801

		1,622,734

Transportation – 0.25%
Delta Air Lines 144A 7.00% 5/1/25 #	165,000	170,712

		170,712

Utilities – 1.66%
AES
5.50% 4/15/25	160,000	164,498
6.00% 5/15/26	25,000	26,495
Calpine 144A 5.25% 6/1/26 #	190,000	197,299
Emera 6.75% 6/15/76 µ	180,000	195,076
Enel 144A 8.75% 9/24/73 #µ	200,000	227,750
Vistra Operations 144A 5.50% 9/1/26 #	205,000	215,846

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Vistra Operations 144A 5.625% 2/15/27 #	85,000	$90,527

		1,117,491

Total Corporate Bonds (cost $26,352,807)		26,631,223

	Number of Shares

Limited Partnership – 0.00%

Brookfield Property Partners	2	21

Total Limited Partnership (cost $38)		21

	Principal amount°

Loan Agreement – 0.37%

Frontier Communications Tranche B-1 5.35% (LIBOR02M + 3.75%) 6/17/24 •	254,346	250,690

Total Loan Agreement (cost $248,782)		250,690

	Number of shares

Preferred Stock – 0.43%

Bank of America 6.50% µ	220,000	237,238
GMAC Capital Trust I 6.177% (LIBOR03M + 5.785%) •	2,000	45,180
Washington Prime Group 6.875%	979	6,461

Total Preferred Stock (cost $299,430)		288,879

Short-Term Investments – 10.27%

Money Market Mutual Funds – 10.27%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.11%)	1,381,386	$1,381,386
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.08%)	1,381,386	1,381,386

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.16%)	1,381,386	$1,381,386
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.07%)	1,381,386	1,381,386
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.05%)	1,381,386	1,381,386

Total Short-Term Investments (cost $6,906,930)		6,906,930

Total Value of Securities – 137.67% (cost $87,064,045)		$92,546,798

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2020, the aggregate value of Rule 144A securities was $15,893,444, which represents 23.64% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2020. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at May 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

                                             9

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2020 (Unaudited)

Assets:
Investments, at value[1]	$92,546,798
Foreign currencies, at value[2]	237,821
Cash	1,093
Dividends and interest receivable	535,300
Receivable for securities sold	17,535
Foreign tax reclaims receivable	3,386

Total assets	93,341,933

Liabilities:
Borrowing under line of credit	25,900,000
Other accrued expenses	166,754
Investment management fees payable to affiliates	41,979
Interest expense payable on line of credit	8,593
Legal fees payable to affiliates	1,133
Accounting and administration expenses payable to affiliates	606
Directors’ fees and expenses payable to affiliates	242

Total liabilities	26,119,307

Total Net Assets	$67,222,626

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$65,099,486
Total distributable earnings (loss)	2,123,140

Total Net Assets	$67,222,626

Net Asset Value

Common Shares
Net assets	$67,222,626
Shares of beneficial interest outstanding	7,688,159
Net asset value per share	$8.74

[1] Investments, at cost	$87,064,045
[2] Foreign currencies, at cost	247,019

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2020 (Unaudited)

Investment Income:
Dividends	$1,023,785
Interest	828,440
Foreign tax withheld	715

1,852,940

Expenses:
Interest expense	300,020
Management fees	288,321
Reports and statements to shareholders expenses	57,886
Dividend disbursing and transfer agent fees and expenses	56,938
Legal fees	43,218
Accounting and administration expenses	29,117
Audit and tax fees	22,931
Custodian fees	1,902
Directors’ fees and expenses	1,816
Registration fees	60
Other expenses	41,085

843,294
Less expenses paid indirectly	(57)

Total operating expenses	843,237

Net Investment Income	1,009,703

Net Realized and Unrealized Loss:
Net realized loss on:
Investments	(211,114)
Foreign currencies	(785)
Foreign currency exchange contracts	(674)

Net realized loss	(212,573)

Net change in unrealized appreciation (depreciation) of:
Investments	(14,019,193)
Foreign currencies	(4,977)

Net change in unrealized appreciation (depreciation)	(14,024,170)

Net Realized and Unrealized Loss	(14,236,743)

Net Decrease in Net Assets Resulting from Operations	$(13,227,040)

See accompanying notes, which are an integral part of the financial statements.

                                             11

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Six months ended 5/31/20 (Unaudited)	Year ended 11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,009,703	$2,405,403
Net realized gain (loss)	(212,573)	5,441,218
Net change in unrealized appreciation (depreciation)	(14,024,170)	(217,362)

Net increase (decrease) in net assets resulting from operations	(13,227,040)	7,629,259

Dividends and Distributions to Shareholders from:
Distributable earnings	(4,031,670)	(8,391,625)

	(4,031,670)	(8,391,625)

Net Decrease in Net Assets	(17,258,710)	(762,366)

Net Assets:
Beginning of period	84,481,336	85,243,702

End of period	$67,222,626	$84,481,336

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2020 (Unaudited)

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$(13,227,040)

Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	40,514
Proceeds from disposition of investment securities	38,261,937
Purchase of investment securities	(22,550,483)
(Purchase) Proceeds from disposition of short-term investment securities, net	(935,160)
Net realized (gain) loss on investments	211,114
Net change in unrealized (appreciation) depreciation of investments	14,019,193
Net change in unrealized (appreciation) depreciation of foreign currencies	4,977
(Increase) Decrease in receivable for securities sold	846,458
(Increase) Decrease in dividends and interest receivable	149,777
Return of capital distributions on investments	99,476
(Increase) Decrease in foreign tax reclaims receivable	1,426
Increase (Decrease) in payable for securities purchased	(3,816,947)
Increase (Decrease) in Directors’ fees and expenses payable to affiliates	241
Increase (Decrease) in accounting and administration expenses payable to affiliates	(51)
Increase (Decrease) in investment management fees payable to affiliates	(12,242)
Increase (Decrease) in reports and statements to shareholders expenses payable to affiliates	(48)
Increase (Decrease) in legal fees payable to affiliates	(7,757)
Increase (Decrease) in other accrued expenses	62,702
Increase (Decrease) in other assets	(9,692)

Total adjustments	26,365,435

Net cash provided by (used for) operating activities	13,138,395

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(9,100,000)
Cash dividends and distributions paid to shareholders	(4,031,670)

Net cash provided by (used for) financing activities	(13,131,670)

Effect of exchange rates on cash	(4,977)

Net increase (decrease) in cash	1,748
Cash at beginning of period	237,166

Cash at end of period	$238,914

Cash paid for interest expense on line of credit	$309,712

                                             13

Statement of cash flows

Six months ended May 31, 2020 (Unaudited)

The following table provides a reconciliation of cash, foreign currencies, and restricted cash reported within the statement of financial position that sum to the total of the same amounts shown on the previous page at May 31, 2020:

Cash	$1,093
Foreign currencies, at value	237,821

Total cash, foreign currencies, and restricted cash at end of period	$238,914

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended
	5/31/20[1]	Year ended
	(Unaudited)	11/30/19	11/30/18	11/30/17	11/30/16	11/30/15
Net asset value, beginning of period	$10.99	$11.09	$12.09	$10.96	$10.20	$11.14
Income (loss) from investment operations:
Net investment income[2]	0.13	0.31	0.28	0.34	0.38	0.44
Net realized and unrealized gain (loss)	(1.86)	0.68	0.01	1.27	0.97	(0.75)

Total from investment operations	(1.73)	0.99	0.29	1.61	1.35	(0.31)

Less dividends and distributions from:
Net investment income	(0.32)	(1.09)	(0.95)	(0.48)	(0.59)	(0.63)
Net realized gain	(0.20)	—	(0.34)	—	—	—

Total dividends and distributions	(0.52)	(1.09)	(1.29)	(0.48)	(0.59)	(0.63)

Net asset value, end of period	$8.74	$10.99	$11.09	$12.09	$10.96	$10.20

Market value, end of period	$8.89	$14.09	$12.42	$10.85	$9.70	$9.00

Total return based on3 :
Net asset value	(16.51%)	7.51%[4]	2.55%	15.49%	14.50%	(2.26%)
Market value	(33.76%)	23.07%	27.97%	17.11%	14.85%	(4.41%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,223	$84,481	$85,244	$92,916	$88,664	$86,919
Ratio of expenses to average net assets[5,6,7,8]	2.28%	3.15%	2.48%	2.09%	1.95%	1.71%
Ratio of net investment income to average net assets[9]	2.74%	2.88%	2.37%	2.94%	3.68%	4.03%
Portfolio turnover	23%	52%	29%	36%	47%	43%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$25,900	$35,000	$40,000	$40,000	$40,000	$38,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,595	$3,414	$3,131	$3,323	$3,217	$3,287

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.18% lower. See Note 10 in “Notes to financial statements.”
[5]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020, and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 0.57%, 0.95%, 0.85%, 0.58%, 0.41%, and 0.32%, respectively.

[6]

The ratio of interest expense to average net assets for the six months ended May 31, 2020, and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 0.81%, 1.35%, 1.23%, 0.84%, 0.59%, and 0.45%, respectively.

[7]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020,and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.04%, 1.26%, 0.86%, 0.87%, 0.95%, and 0.89%, respectively.

[8]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[9]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2020, and the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.93%, 2.03%, 1.64%, 2.05%, 2.56%, and 2.85%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             15

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2020 (Unaudited)

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2020 and for all open tax years (years ended Nov. 30, 2017–Nov. 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended May 31, 2020, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended May 31, 2020, the Fund earned $57 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds

(continues)                                             17

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2020, the Fund was charged $3,786 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2020, the Fund was charged $16,287 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

3. Investments

For the six months ended May 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,550,483
Sales	38,261,937

At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments for the Fund were as follows:

Cost of investments	$87,064,045

Aggregate unrealized appreciation of investments	$10,787,131
Aggregate unrealized depreciation of investments	(5,304,378)

Net unrealized appreciation of investments	$5,482,753

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2020:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$54,205,351	$—	$—	$54,205,351
Convertible Preferred Stock[2]	476,091	417,525	—	893,616
Corporate Debt[1]	—	30,001,311	—	30,001,311
Master Limited Partnership	21	—	—	21
Preferred Stock[2]	51,641	237,238	—	288,879
Loan Agreements	—	250,690	—	250,690
Short-Term Investments	6,906,930	—	—	6,906,930

Total Value of Securities	$61,640,034	$30,906,764	$—	$92,546,798

1The securities that have been valued at zero on the “Schedule of investments” are considered to be a Level 3 investment in this table.

2Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-price investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	53.28%	46.72%	100.00%
Preferred Stock	17.88%	82.12%	100.00%

During the six months ended May 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the six months ended May 31, 2020 and the year ended Nov. 30, 2019.

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Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

4. Capital Stock (continued)

The Fund’s Board authorized management to implement a new open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The new share repurchase program commenced on Aug. 1, 2017 and has no stated expiration date.

The Fund did not repurchase shares under any share repurchase program during the six months ended May 31, 2020 and the year ended Nov. 30, 2019.

5. Line of Credit

For the six months ended May 31, 2020, the Fund borrowed a portion of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 12, 2020. Effective June 12, 2020, the Fund entered into Amendment No. 5 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 11, 2021. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2020, the par value of loans outstanding was $25,900,000, at a variable interest rate of 0.95%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2020, the average daily balance of loans outstanding was $31,006,011, at a weighted average interest rate of approximately 1.90%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 5 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at May 31, 2020.

During the six months ended May 31, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the six months ended May 31, 2020, the Fund experienced net realized gains attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

The effect of derivative instruments on the “Statement of operations” for the six months ended May 31, 2020 was as follows:

Net Realized Loss on: Foreign Currency Exchange Contracts
Currency contracts	$(674)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2020:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$ —	$3,864

7. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

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Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

7. Securities Lending (continued)

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2020, the Fund had no securities out on loan.

8. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based upon available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $65,058 and an asset of $216,859 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms on a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

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Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

11. Recent Accounting Pronouncements (continued)

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through Dec. 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

On June 11, 2020, the Fund announced that Chris Gowlland would be appointed a co-manager of the Fund effective June 11, 2020 and would join Kristen E. Bartholdson, Adam H. Brown, Craig C. Dembek, Roger A. Early, Nikhil G. Lalvani, Paul A. Matlack, John P. McCarthy, and Robert A. Vogel in making day-to-day investment decisions for the Fund.

Fund management

Kristen E. Bartholdson

Managing Director, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Managing Director, Head of Credit Research

Craig C. Dembek is head of credit research and a senior research analyst for Macquarie Investment Management Fixed Income (MFI), with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

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Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Roger A. Early, CPA, CFA

Senior Managing Director, Chief Investment Officer – US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business for Macquarie Investment Management Fixed Income (MFI). He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Chris Gowlland, CFA

Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since June 2020.

Nikhil G. Lalvani, CFA

Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Managing Director, Senior Client Portfolio Manager

Paul A. Matlack is a strategist and senior portfolio manager for Macquarie Investment Management Fixed Income (MFI). Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Robert A. Vogel Jr., CFA

Managing Director, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

(continues)                                             27

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233-5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2020
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.3214	$0.0208	$0.1822	$0.0000	$0.5244
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2020
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
61.29%	3.97%	34.74%	—	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Presented below are return figures, based on the change in the Fund’s net asset value per share (“NAV”), compared to the annualized distribution rate as a percentage of the NAV as of May 31, 2020.

(continues)                                             29

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Bylaws

Effective June 30, 2020, the Fund’s Board amended provisions of the Fund’s Bylaws to permit shareholder meetings to be held virtually as well as in person, as designated by the Board.

About the organization

This semiannual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy†

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

†Audit committee member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP Two Commerce Square Suite 1800 2001 Market Street Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc. 480 Washington Blvd. Jersey City, NJ 07310 866 437-0252 computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the semiannual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (12/1/2019 - 12/31/2019)	0	-	0	7,688,158.1587
Month #2 (1/1/2020 - 1/31/2020)	0	-	0	7,688,158.1587
Month #3 (2/1/2020 - 2/29/2020)	0	-	0	7,688,158.1587
Month #4 (3/1/2020 - 3/31/2020)	0	-	0	7,688,158.1587
Month #5 (4/1/2020 - 4/30/2020)	0	-	0	7,688,158.1587
Month #6 (5/1/2020 - 5/31/2020)	0	-	0	7,688,158.1587
Total	0	-	0	7,688,158.1587

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 0 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 5, 2020